                                                                     EXHIBIT 28B


                        MONTHLY SERVICER'S CERTIFICATE
                     First USA Bank, National Association
        _______________________________________________________________

                         First Chicago Master Trust II
                                April 11, 2001
        _______________________________________________________________

The undersigned, duly authorized representatives of First USA Bank, National Association ("First USA"), as Servicer
pursuant to the Pooling and Servicing Agreement dated as of June 1, 1990, as amended and restated as of September 1, 1999, as amended and supplemented, (the "Pooling and Servicing Agreement") by and between First USA, as Seller and
Servicer and Norwest Bank Minnesota, National Association, as Trustee, does hereby certify as follows:

     1.   Capitalized terms used in this Certificate have their respective meanings set forth in the
          Pooling and Servicing Agreement.

     2.   First USA is as of the date hereof the Seller and Servicer under the Pooling and Servicing
          Agreement.

     3.   The undersigned are Servicing Officers.

     4.   The aggregate amount of Collections processed for the Due Period for this Distribution Date
          was equal to                                                                                            $4,686,702,815.45

     5.   (a)  The aggregate amount of such Collections allocated to Principal Receivables for the Due
               Period for this Distribution Date was equal to                                                     $4,479,896,837.13

          (b)  The aggregate amount of such Collections allocated to Finance Charge Receivables for
               the Due Period for this Distribution Date was equal to                                               $206,805,978.32

     6.   (a)  The aggregate Interchange Amount (which will be included as Finance Charge
               Receivables for all Series) for this Distribution Date was equal to                                   $71,678,349.39

          (b)  The aggregate Net Recoveries Amount (which will be included as Finance Charge
               Receivables for all Series) for this Distribution Date was equal to                                    $3,397,001.65

     7.   The Invested Percentage of Collections allocated to Principal Receivables for the Due Period was equal to for:

               Series 1995-M                                                    3.984%
               Series 1995-O                                                    3.984%
               Series 1996-Q                                                    7.172%
               Series 1996-S                                                    5.578%
               Series 1997-U                                                    3.188%
               Series 1998-V                                                    7.969%
               Series 1999-W                                                    5.977%
               Series 1999-X                                                    5.977%
               Series 1999-Y                                                    4.383%

     8.   The Invested Percentage of Collections allocated to Finance Charge Receivables for the Due Period was equal to for:

               Series 1995-M                                                    3.984%
               Series 1995-O                                                    3.984%
               Series 1996-Q                                                    6.568%
               Series 1996-S                                                    5.578%
               Series 1997-U                                                    3.188%
               Series 1998-V                                                    7.969%
               Series 1999-W                                                    5.977%
               Series 1999-X                                                    5.977%
               Series 1999-Y                                                    4.383%

     9.   The Invested Percentage with respect to the Investor Default Amount  for the Due Period was equal to for:

               Series 1995-M                                                    3.984%
               Series 1995-O                                                    3.984%
               Series 1996-Q                                                    6.568%
               Series 1996-S                                                    5.578%
               Series 1997-U                                                    3.188%
               Series 1998-V                                                    7.969%
               Series 1999-W                                                    5.977%
               Series 1999-X                                                    5.977%
               Series 1999-Y                                                    4.383%

     10.  The aggregate amount of drawings or payments, if any, under the Enhancement, if any, required to be made on the next succeeding Distribution Date is equal to for:

               Series 1995-M                                                    $0.00
               Series 1995-O                                                    $0.00
               Series 1996-Q                                                    $0.00
               Series 1996-S                                                    $0.00
               Series 1997-U                                                    $0.00
               Series 1998-V                                                    $0.00
               Series 1999-W                                                    $0.00
               Series 1999-X                                                    $0.00
               Series 1999-Y                                                    $0.00

     11.  The amount of interest due on the Cash Collateral Account loan, if applicable, required to be paid on the next Distribution Date is equal to for:

               Series 1995-M                                                    $0.00
               Series 1995-O                                                    $0.00
               Series 1996-Q                                                    $0.00
               Series 1996-S                                                    $0.00
               Series 1997-U                                                    $0.00
               Series 1998-V                                                    $0.00
               Series 1999-W                                                    $0.00
               Series 1999-X                                                    $0.00
               Series 1999-Y                                                    $0.00

     12.  The amount of Monthly Servicing Fee required to be paid on the next succeeding Distribution
          Date is equal to for:

               Series 1995-M                                                      $714,285.72
               Series 1995-O                                                      $714,285.72
               Series 1996-Q                                                    $1,177,332.78
               Series 1996-S                                                    $1,000,000.00
               Series 1997-U                                                      $571,428.58
               Series 1998-V                                                    $1,428,571.43
               Series 1999-W                                                    $1,071,428.57
               Series 1999-X                                                    $1,071,428.57
               Series 1999-Y                                                      $785,714.29

     13.  The aggregate amount payable to the Investor Certificateholders on the succeeding Distribution
          Date in respect of interest is equal to for:

               Series 1995-M                                                    $2,756,190.48
               Series 1995-O                                                    $2,758,412.70
               Series 1996-Q                                                    $4,457,454.72
               Series 1996-S                                                    $3,798,181.69
               Series 1997-U                                                    $2,163,555.56
               Series 1998-V                                                    $5,599,123.60
               Series 1999-W                                                    $4,100,573.51
               Series 1999-X                                                    $4,127,413.33
               Series 1999-Y                                                    $3,028,317.46

     14.  The aggregate amount payable to the Investor Certificateholders on the succeeding Distribution
          Date in respect of principal is equal to for:

               Series 1995-M                                                             $0.00
               Series 1995-O                                                             $0.00
               Series 1996-Q                                                    $86,705,202.31
               Series 1996-S                                                             $0.00
               Series 1997-U                                                             $0.00
               Series 1998-V                                                             $0.00
               Series 1999-W                                                             $0.00
               Series 1999-X                                                             $0.00
               Series 1999-Y                                                             $0.00

     15.  The excess, if any, of the Seller Amount over the Aggregate Principal Receivables
          required to be maintained pursuant to the Agreement.................................................    $7,427,019,217.33

     16.  The Seller Amount for the Due Period divided by Aggregate Principal Receivables for
          the Due Period.....................................................................................               52.392%

     17.  The Minimum Seller's Interest Percentage...........................................................                7.000%

     18.  Attached hereto is a true and correct copy of then statement required to be delivered by the
          Servicer on the date of this Certificate to the Trustee in respect of each Series of outstanding pursuant to Section 5.02(a) of the Agreement, if applicable.

     19.  As of the the date hereof, to the best knowledge of the undersigned, no default in the performance of the obligation of the Servicer under the Pooling and Servicing Agreement has occurred or
          is continuing except as follows:                                                                                     NONE

     20.  As of the date hereof no Liquidation Event has been deemed to have occurred for the Due
          Period for this Distribution Date with respect to any Series.

     21.  As of the date hereof, to the best of the knowledge of the undersigned, no Lien has been placed on any of the Receivables other than the Lien granted by the Pooling and Servicing Agreement.

     22.  During the preceding calendar month, the number of newly - originated Accounts was.................                26,575

MONTHLY SERVICER'S CERTIFICATE
Signature Page



IN WITNESS WHEREOF, the undersigned have duly executed and delivered this certificate the date first set forth above.


                                       First USA Bank, National Association
                                         as Servicer



                                       By:     /s/ Tracie Klein
                                          ---------------------------------
                                                   TRACIE KLEIN
                                       Title:      FIRST VICE PRESIDENT